4 th Quarter Earnings Conference 12 January 12, 2015 [Alcoa logo] Exhibit 99.2

Cautionary Statement
2
[Alcoa logo]
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as
“anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “sees,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace, and other applications; targeted financial results or operating performance; statements about
Alcoa’s strategies, outlook, and business and financial prospects; and statements regarding Alcoa’s portfolio transformation, including the expected benefits of acquisitions. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances.
Forward-looking statements are subject to a number of risks and uncertainties and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal
Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including aerospace, automotive, commercial transportation, building and construction, packaging, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs or the costs of other raw materials, or the unavailability or interruption of energy supplies; (f) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including increasing revenues and improving margins in its Engineered Products and Solutions and Global Rolled
Products segments and moving its alumina refining and aluminum smelting businesses down on the industry cost curves) anticipated from its restructuring programs and productivity improvement, cash sustainability, technology, and other initiatives; (g) failure to advance or successfully implement, to achieve commercialization of, or to realize expected benefits from, new or innovative technologies, equipment, processes, or products, including, without limitation, the Alcoa Micromill TM continuous casting process, whether due to changes in the regulatory environment, competitive developments, unexpected events, such as failure of equipment or processes to meet specifications, or other factors; (h) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-
core assets, or from newly constructed, expanded, or acquired facilities, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, imposition of sanctions, expropriation of assets, or other events beyond Alcoa’s control; (j)
the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the impact of cyber attacks and potential information technology or data security breaches; (l) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, required regulatory approvals or the inability to satisfy the other closing conditions to the proposed TITAL acquisition; (m) the risk that Firth Rixson or other acquired businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;
(n) the loss of customers, suppliers and other business relationships as a result of acquisitions, competitive developments, or other factors; and (o) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2013 and other reports filed with the Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix. Alcoa has not provided a reconciliation of any forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, due primarily to variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to Alcoa without unreasonable effort.

Klaus Kleinfeld Chairman and Chief Executive Officer 3 January 12, 2015 [Alcoa logo]

Transformation Delivering Results; Profitability Up YOY
1) 2014 Cash from Operations of $1.7 billion
2) Jamaica bauxite mine and alumina refinery owned 55% by Alcoa Minerals of Jamaica, L.L.C.
4
[Alcoa logo]
Delivering Strong
Operational
Performance
Strong Operational performance:
–
Downstream: 19
th
Consecutive Quarter of YOY ATOI growth
excluding Firth Rixson
–
Midstream: ATOI of $71 million
(+238%
YOY)
–
Upstream: Improved Performance
–
13
Consecutive
Quarters
Alumina
segment:
ATOI of $178 million
Primary Metals
segment:
ATOI of $267 million
4Q14 Cash from Operations of $1.5 billion, highest quarter in history
4Q14 Free Cash Flow of $989 million, highest quarter since 4Q 2010
2014 Productivity: $1.2 billion Across All Segments
2014 Free Cash Flow
1
: $455 million
,
18% improvement over 2013
4Q 2014 Overview
Accelerating
Portfolio
Transformation
Closed
$3.0 billion
Firth Rixson acquisition
Announced
TITAL acquisition
; expected to
close
by end of
1Q 2015
Expands global
growth
platform
for
titanium aerospace
components
Unveiled
Micromill™
for the World’s
most advanced aluminum alloy
Finalized
sale
of three
European rolling mills
to a subsidiary of Atlas Holdings, L.L.C.
Safely Executed
Australian rolling mill
closures
of 200 kmt capacity
Sold Jamalco
ownership interest
2
to Noble Group Ltd for
$140
million
Saudi Arabia
refinery
fully
operational
;
first alumina
from Saudi Arabian bauxite
Sold
stake in
Mt. Holly smelter
to Century Aluminum Company for
$67.5
million

William Oplinger Executive Vice President and Chief Financial Officer 5 January 12, 2015 [Alcoa logo]

Income Statement Summary
6
See appendix for Adjusted Income reconciliation.
[Alcoa logo]
$ Millions, except aluminum prices and per-share amounts
4Q13 3Q14 4Q14
Prior Year
Change
Sequential
Change
Realized Aluminum Price ($/MT) $2,157 $2,538 $2,578 $421 $40
Revenue $5,585 $6,239 $6,377 $792 $138
Cost of Goods Sold $4,708 $4,904 $4,973 $265 $69
COGS % Revenue 84.3% 78.6% 78.0% (6.3 % pts.) (0.6 % pts.)
Selling, General Administrative, Other $255 $243 $271 $16 $28
SGA % Revenue 4.6% 3.9% 4.2% (0.4 % pts.) 0.3 % pts.
Other (Income) Expenses , Net ($10) $23 ($6) $4 ($29)
Impairment of Goodwill $1,731 - - ($1,731) -
Restructuring and Other Charges $380 $209 $388 $8 $179
Effective Tax Rate (15.6%) 60.3% 51.3% 66.9% pts. (9.0% pts.)
EBITDA $565 $1,035 $1,073 $508 $38
Net (Loss) Income ($2,339) $149 $159 $2,498 $10
Net (Loss) Income Per Diluted Share ($2.19) $0.12 $0.11 $2.30 ($0.01)
Income per Diluted Share excl Special Items $0.04 $0.31 $0.33 $0.29 $0.02

Special Items
1)  Total restructuring-related charges in 4Q14 of $200 million  (80 percent non-cash,  20 percent cash)
See appendix for Adjusted Income reconciliation
7
[Alcoa logo]
$ Millions, except per-share amounts
4Q13 3Q14 4Q14
Income Statement
Classification
Segment
Net (Loss) Income ($2,339) $149 $159
Net (Loss) Income Per Diluted Share ($2.19) $0.12 $0.11
Restructuring -Related
($46) ($202) ($200)
Restructuring and Other
Charges/COGS
Corporate /
Primary Metals
Tax Items
($361) - ($53) Income Taxes Corporate
Acquisition Costs - ($14) ($22) SG&A/Interest Expense Corporate
Mark-to-Market Energy Contracts $7 ($14) $2 Other (Income) Expenses, Net Corporate
Gain on Asset Sale - $9 - Other Expenses, Net Corporate
Government Investigations Resolution ($243) - -
Restructuring and Other
Charges
Corporate
Goodwill Impairment
($1,719)
- -
Impairment of Goodwill Corporate
Capital Projects Write-off ($13) - -
Restructuring and Other
Charges
Corporate
Saudi JV Potline Impact/Massena Fire
($4)
- -
COGS / Other Income, Net
Primary Metals /
EPS / Corporate
Special Items ($2,379) ($221) ($273)
Net Income excl Special Items $40 $370 $432
Net Income per Diluted Share excl Special Items $0.04 $0.31 $0.33
1

Earnings Growth Driven by Performance and Pricing
8
See appendix for Adjusted Income reconciliation
Net Income excluding Special Items ($ Millions)
Market
+$170
Performance
+$390
Cost Headwinds/Other
-$168
158 16
26 210
153
27
37
133
432
40
Volume LME 4Q 13 Energy Raw
Materials
Currency Price
/ Mix
Productivity Cost
Increases
/ Other
4Q 14
[Alcoa logo]

4
th
Quarter Cash Flow Overview
9
See appendix for Free Cash Flow reconciliation
($ Millions)
4Q13 3Q14 4Q14
Net (Loss) Income before Noncontrolling Interests ($2,310) $131 $114
DD&A $350 $346 $336
Change in Working Capital $522 ($411) $642
Pension Contributions ($108) ($164) ($55)
Other Adjustments $2,466 $347 $421
Cash from Operations $920 $249 $1,458
Dividends to Shareholders
($33) ($36) ($56)
Equity Issuance - $1,213 -
Change in Debt ($14) $981 ($110)
Net (Distributions)/Contributions from Noncontrolling Interests ($29) ($20) ($36)
Other Financing Activities $11 $2 $21
Cash from Financing Activities ($65) $2,140 ($181)
Capital Expenditures ($422) ($283) ($469)
Acquisitions/Divestitures/Asset Sales $5 $5 ($2,138)
Other Investing Activities ($8) ($3) ($46)
Cash from Investing Activities ($425) ($281) ($2,653)
Cash on Hand $1,437 $3,272 $1,877
4Q13, 3Q14 & 4Q14 Cash Flow
4Q14 CFO
$1.5 billion
Highest quarter
in history
$1.9 billion
cash on hand
[Alcoa logo]

10
Share Gains Drive Engineered Products and Solutions Revenue Growth
See appendix for EBITDA reconciliation [Alcoa logo]
$ Millions
* Excluding Firth Rixson
4Q 13 3Q 14 4Q 14*
Party Revenue ($ Millions)
1,405 1,495 1,566
ATOI ($ Millions)
168 209 165
EBITDA Margin
20.3% 23.5% 18.9%
4
th
Quarter Results 4
th
Quarter Business Highlights
1
st
Quarter Outlook 4
th
Quarter Performance Bridge
4Q14 Actual and 1Q15 Outlook – Engineered Products and Solutions
$61
$15
4Q14
$165
Firth Rixson
-$12
Cost
Increases
-$47
Productivity Price / Mix
-$13
Volume Currency
-$7
4Q13
$168
* EBITDA Margin excluding Firth Rixson of 20.6%
Aerospace market remains strong
Continued recovery in N.A. Non-Residential Construction;
European weakness continues, outlook varies across regions
Strong N.A. Heavy Duty Truck build rates; partially offset by
Europe
Share gains through innovation and productivity continue
across all sectors
ATOI up 15% to 20% sequentially; 0% to 5% year-over-year as
forex pressures are expected to continue ($9M)
Revenue up 11% year-over-year (organic up 6%) driven by
strong share gains across all markets
19
th
consecutive quarter of year-over-year ATOI growth*
Firth Rixson integration ATOI impact of $12M
Year-over-year improvement driven by productivity, strong
Aero, Commercial Transportation, Building & Construction
revenues*

3rd

- **Record Auto sheet shipments** and strong **Aerospace** demand
- **Rising metal prices** benefitted results
- **Pricing pressure** in Packaging and EU Industrial
- Cost increases from **automotive ramp-up, deferred maintenance** and **increased regional premiums** in Russia and Europe
- **Continued strong productivity improvement**

- Expect **record Auto sheet shipments** and continued **strength in Aerospace, N.A. Industrial** and **brazing**
- Continued **pricing pressure** in **Packaging and EU Industrial**
- **Costs** associated with **ramp-up of Saudi Arabia rolling mill, Micromill™** R&D and **higher regional premiums** in Russia
- **ATOI flat** year-over-year, **excluding** impacts from **metal/currency**

Advancing each generation.

See appendix for EBITDA reconciliation
GRP = Global Rolled Products
11
Aero Mix, Auto Sheet Growth, Productivity Drive Strong GRP Earnings
[Alcoa logo]
$ Millions
4Q 13 3Q 14 4Q 14
Party Revenue ($ Millions) 1,645 1,926 1,888
ATOI ($ Millions) 21 103 71
EBITDA/MT ($) 185 409 317
4
th
Quarter Business Highlights
1
st
Quarter Outlook 4
th
Quarter Performance Bridge
4Q14 Actual and 1Q15 Outlook – Global Rolled Products
4
th
Quarter Results
$60
$21
$29
$71
$21
4Q14
Cost
Increases
/ Other
-$47
Energy
-$5
Productivity Price /
Mix
-$7
Volume Currency
-$1
LME
4Q13

3rd

3rd

3rd

- **Higher API/Spot** and **LME-based prices** reflecting favorable market conditions
- **Favorable currency** movements in most production regions
- Continued **productivity gains** and **energy benefit** from lower fuel oil costs
- Cost increases due to Saudi Arabia **refinery start up** and timing of **maintenance costs** in the U.S. and Australia

- **~75%** of 3rd party shipments on API or spot pricing for 2015
- **API** pricing follows **30-day lag**; **LME** pricing follows **60-day lag**
- **Production down slightly** from 4Q14 by **200 kmt**
- **Saudi Arabia** refinery **start-up cost** will increase **$5M**
- **Productivity** will offset impacts of lower **volume, energy** and other **cost increases**, and the Saudi Arabia **refinery start up**

Advancing each generation.

Alumina Earnings Nearly Triple Sequentially
12
[Alcoa logo]
$ Millions
4Q14 Actual and 1Q15 Outlook – Alumina
4
th
Quarter Results 4
th
Quarter Business Highlights
4
th
Quarter Performance Bridge
$13
$10
$55
$1 $40
$16
$178
$62
4Q14
Cost
Increases
/ Other
-$19
Energy Prod-
uctivity
Price
/ Mix
Volume Currency LME
3Q14
4Q 13 3Q 14 4Q 14
Production (kmt)
4,249 4,196 4,161
Party Shipments (kmt)
2,578 2,714 2,928
Party Revenue ($ Millions)
832 886 1,017
Party Price ($/MT)
316 320 343
ATOI ($ Millions)
70 62 178
1
st
Quarter Outlook

- **Regional premiums** drive **positive** price/mix
- **Production down** due to **Pt. Henry** closure and **Mt. Holly** sale
- **Higher energy** costs in **Spain** and **lower** energy **sales prices** in **Brazil**
- **Other cost** increases include **higher alumina** costs due to higher API and spot pricing

- **Pricing** follows a **15-day lag** to LME
- **Production down slightly** from 4Q14 by **35 kmt**
- **Energy unfavorable $45M** due to lower power sales prices in Brazil
- **Productivity** will offset lower **volume**, lower **energy sales** and other **cost increases**

Advancing each generation.

Primary Earnings Up on Productivity, Pricing and Currency
13
[Alcoa logo]
$ Millions
4Q14 Actual and 1Q15 Outlook – Primary Metals
4
th
Quarter Results 4
th
Quarter Business Highlights
4
th
Quarter Performance Bridge
$30
$11
$33
$23
$1
$267
$245
Cost
Increases
/ Other
-$7
Energy
-$61
Prod-
uctivity
Price
/ Mix
Volume
-$8
Currency LME 3Q14 4Q14 3Q
Portfolio
actions
4Q 13 3Q 14 4Q 14
Production (kmt)
866 760 731
3
rd
Party Shipments (kmt)
717 642 637
3
rd
Party Revenue ($ Millions)
1,618 1,865 1,852
3
rd
Party Price ($/MT)
2,157 2,538 2,578
ATOI ($ Millions)
(35) 245 267
1
st
Quarter Outlook

Transformation Leads to Change in Net Income Sensitivities
14
Alcoa Net Income Sensitivities
LME
API
AUD
BRL
EUR
CAD
NOK
Benchmark
+/- $100/MT
+/- $10/MT
+/- 0.01 USD/AUD
+/- 0.01 BRL/USD
+/- 0.01 USD/EUR
+/- 0.01 CAD/USD
+/- 0.10 NOK/USD
2014
Sensitivity
$240M
N/A
$11M
$3M
$2M
$5M
$5M
2015
Sensitivity
$190M
$20M
$11M
$1M
$2M
$4M
$4M
[Alcoa logo]

Strong Performance Drives Earnings Growth, Highest Since 2008
15
See appendix for Adjusted Income reconciliation
Net Income excluding Special Items ($ Millions)
Market
+$107
Performance
+$1,113
Cost Headwinds
-$461
292
757
540
1,116
357
2013
Cost
Increases
/ Other
2014
Raw
Materials
48
Energy
31
Productivity Price
/  Mix
Volume
64
Currency
123
LME
16
[Alcoa logo]

Average Days Working Capital since Fourth Quarter 2009
9 day reduction
since 4Q09
37
42
43
44
37
40
40
40
36
34
35
36
30
32
29
31
28
30
33
32
28
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
Even
1 day lower
6 days lower
2 days lower
Even

Advancing each generation.

Sustained Working Capital Excellence See appendix for days working capital reconciliation 16 [Alcoa logo]

17
See appendix for Net Debt reconciliation
Maintained Strong Balance Sheet
9,816
8,338
6,882
6,975
762
1,481
1,543 1,939
1,861
1,437
1,877
7,432
2010
9,165
7,622
2009
9,819
2008
10,578
2013
8,319
2012
8,829
6,968
2011
9,371
2014
8,852
(Millions)
Debt to Cap Cash Net Debt
38.1%
42.5%
38.7%
34.9%
35.3%
Debt, Net Debt, and Debt-to-Capital %
37.4%
34.8%
[Alcoa logo]

18
Achieved Overarching Free Cash Flow Goal; Actions Deployed for 2015
See appendix for Free Cash Flow reconciliation
$1,194M
$484M
$735M
$91M
37.4%
Achieved overarching Free Cash Flow goal
Productivity
$850M
Growth Capital
$500M
Sustaining Capital
$750M
Saudi JV
Investment
$125M
Debt-to-Cap
30-35%
Positive
Free
Cash
Flow
Actual
2014 and 2015 annual financial targets and 2014 full year results
$455M
Attain 2.25 to 2.75 Debt-to-EBITDA
Capture Productivity Gains of $900M
Control Sustaining Capital of $725M
Taking the right actions in 2015
Manage Return-Seeking Capital of $750M
Generate $500M+ of Free Cash Flow
[Alcoa logo]

Supply
Demand

Supply
Demand

$ per metric ton
Regional Premiums over time
$ per metric ton
Region
End of 4Q14
Europe
$490/MT
Japan
$420/MT
Midwest USA
$529/MT
Average
4Q 14 vs. 4Q 13
Europe 95%
Japan 70%
Midwest USA 121%
$600
$500
$400
$300
$200
$100
$0
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Advancing each generation.

Market fundamentals remain positive
7% global demand growth Alumina surplus, Aluminum balanced
Inventory at lowest level since Nov 2008 Premiums remain high
See appendix for full scale charts
19
$1,000
$1,500
$2,000
$2,500
$3,000
0
7
14
21
28
35
42
49
56
63
70
77
84
91
98
105
China Incl SRB Producer Japan Port LME On Warrant
Cancelled Warrants Off Exchange LME 3 Month
Days of
Consumption
108 days
LME Cash Price
$2,180/MT
Days of
Consumption
83 days
LME Cash Price
$2,663/MT
Global Inventories
Decline 45 days
from the ’09 peak
Days of
Consumption Days of
Consumption
63 days
LME Cash Price
$1,913/MT
$ per metric ton
Global inventories vs. LME price over time $
[Alcoa logo]
28.0
6.7
6.7
4.3
2.2
2.1
2.2
1.1
1.0
7%
4%
1.5%
1%
10%
1.5%
5%
1%
8%
7%
56.4 mmt
1 Other includes Africa, E. Europe, Latin America ex Brazil, and Oceania
2015E Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
2.1
2015 demand +7%
World ex China +4%
2015E Aluminum Supply/Demand Balance
’000 mt China Rest of World
2015 Production 26,773 25,996
2015 Production to be added 4,400 716
2015 Capacity (curtailed) or restarted (1,700) 226
Total Supply 29,473 26,938
Demand (28,060) (28,389)
Net Balance 1,413 (1,451)
2015E Alumina Supply/Demand Balance
’000 mt China Rest of World
2015 Production 47,522 55,407
2015 Production to be added 5,030 3,113
2015 Capacity (curtailed) or restarted 1,331 (496)
Imports/(exports) 3,000 (3,000)
Total supply 56,883 55,024
Demand (56,883) (52,101)
Net Balance 0 2,923
Supply/Demand Analysis
2014
Surplus
490
2014
Deficit
(948)
Deficit
(38)
SURPLUS
2,923

Klaus Kleinfeld Chairman and Chief Executive Officer 20 January 12, 2015 [Alcoa logo]

Alcoa End Markets: Current Assessment of 2015 vs. 2014

End Market	2015 Growth	Global and Regional Commentary
Aerospace 	**9% to 10%** Global sales growth	• **Large Commercial Aircraft** segment **Growth** of **15.0%** • **Strong Commercial Jet Order Book:** Over **8 Years of Production** at 2014 delivery rates • **Solid Airline Fundamentals**[1]: +7.0% Passenger and +4.3% Cargo Demand, Airline Profits Up ($25B in 2015) • **Strong Commercial Jet Engine Order Book**: **~23,800** Engines on firm order • **Continued rebound** in **Regional Jet** segment: +**8.7%**; **highest order book** in 5 years
Automotive 	**2% to 4%** Global production growth	**NA** 1% to 4% • **Sales Up:** U.S. sales **+5.8%** full year **2014**, 16.4M vehicles • **Production Strong:** 15.7M vehicles **YTD** Nov 2014, **+4.4%** from prior year • **Inventory Down: 61 days** Dec, in-line with industry target (60 to 65 days) • **Incentives High:** Average $2,950/unit in advance of 2015 models • **2015 production** bolstered by older vehicle replacement and low lending rates
		EU -1% to +3% • **Registrations +5.7% YTD** Nov from prior year; **Production +2.8% YTD** Nov • **Exports Rise, Economic Uncertainty: Exports +5.1%** from prior year (2015 forecast)
		China 5% to 8% • **Sales +6.9%** full year 2014 • **Moderated 2015 growth** driven by **increasing middle class** and **Clean Air Act**

Advancing each generation.

Another Strong year for Aerospace; Steady growth in Automotive Source: Alcoa analysis 1) International Air Transport Association 2015 Expectations 21 [Alcoa logo]

Alcoa End Markets: Current Assessment of 2015 vs. 2014

End Market	2015 Growth	Region	Global and Regional Commentary
Heavy Duty Truck and Trailer 	**-1% to +3%** Global production flat/growth	**NA** 3% to 7%	• **Strong Production: YTD** Nov +**20.5%** • **Solid Fundamentals:** +3.2% Freight ton miles (YTD Nov); +3.6% Freight prices (3Q14 YoY) • **Positive 2015 Outlook, Orders Up:** Full year **2014 +42%**; **Highest 4Q** ever (130.8k units) with **rising order book:** 151k Nov 2014 (10-year avg. 102k)
		EU -5% to -10%	• **Production down:** W. Eur **-5%**, E. Eur **-20%** 2014E • **2015 Production weak:** W. Eur **orders -8.6% YTD** Nov; Impact of **Russia sanctions**
		China -2% to +2%	• **Production flat:** 2014 **up 0.6% YTD** Nov (Market grew 30% in 2013) • **2015 Production flat;** upside from benefits of falling oil prices
Packaging 	**2% to 3%** Global sales growth	**NA** -1% to -2%	• **Demand decline:** Weakness (-2.8% YTD Nov) in **Carbonated Soft Drinks** (CSD) • **Moderate growth** (+2.5% YTD Nov) in **Beer Segment**; Will continue to offset CSD in 2015
		EU 2% to 3%	• **Demand up: +6.7%** through 3Q14; 2015 growth led by Steel to **Aluminum conversion** in **W. Eur**
		China 8% to 12%	• **Growth** driven by continued **penetration of Aluminum** in **Beer** segment

Advancing each generation.

Global Heavy Duty Truck and Packaging Markets Stable Source: Alcoa analysis 22 [Alcoa logo]

Alcoa End Markets: Current Assessment of 2015 vs. 2014

End Market	2015 Growth	Global and Regional Commentary

Building and Construction

5% to 7% Global sales growth

Positive Early Indicators:

NA 4% to 5% (up)
- **Non-Residential Contracts Awarded**: +**12.5%** in November (mean of 12-month rolling average)
- **Architectural Billing Index**: **Positive at 50.9** in November (7 consecutive months above 50)
- **Case-Shiller Home Price Index**: **+4.6%** Oct **YoY;** growth moderated since 1Q14 (10%+)

EU -2% to -3% (down)
- Decline as **weakness continues**, outlook varies across markets

China 7% to 9% (up)
- Growth as fundamentals continue to stabilize

Industrial Gas Turbines

1% to 3% Global airfoil market growth (up)

- **2014 orders down: -9% globally YoY** through 3Q14
- **OECD electricity** demand **down 0.7%** through 3Q14 **vs. prior year** (-2.1%, excl. U.S.)
- **Spares demand: Negative** impact from **shift in energy mix/usage** in key regions
- **Improvement in 2015**: Market moving towards **higher value product** as customers develop **new, high technology** turbines and **upgrades** to existing turbines

Advancing each generation.

Solid Commercial B&C Growth; Global Airfoil Market Improves Source: Alcoa analysis B&C = Building and construction 23 [Alcoa logo]

Building a Lightweight Multi-Material Innovation Powerhouse

- **Increasing share** in **exciting** growth **markets**
  e.g., aerospace, automotive, heavy duty truck and trailer, building and construction
- **Full pipeline** of innovative products and solutions
- Using all **growth levers**
- **Shifting** mix to **higher value-add**
- **Expanding multi-material,** technology and process **expertise**

+

Creating a Globally Competitive Commodity Business

- **Increasing competitiveness, mitigating** downside **risk**
- **Optimizing** the **cast house value-add** portfolio
- **Shifting pricing** to reflect market fundamentals
- Continuing to drive **productivity improvements**

Advancing each generation.

Transforming Alcoa – Creating Compelling Sustainable Value 24 [Alcoa logo]

Driving Value-Add Growth: Revenues Up, Profits Up
1) Includes forecasted Firth Rixson revenue of $1.6B in 2016 2) Adjusted to exclude ~$975M related to 5 rolling mills closed or sold in Australia, Spain and France in 2014 3) Represents average of the EBITDA/MT for years 2010 through 2012
25 [Alcoa logo]
Key value-add business metrics: 2014 actual and 2013-2016 targets
EPS
EBITDA margin exceeding
historical high of 21.5%
21.9%
EBITDA Margin
Executed in 2014…
…Strong progress toward 2016 targets
$6.0B
Revenue
2016
$5.7B
2013
$8.5B¹
GRP
$900M
from
innovation and
share gains
+$2.8B
$7.4B
Revenue
$339
EBITDA/MT
EBITDA/MT at or above
average historical high
of $344/MT
3
$8.1B
2013
$7.1B
2016
$7.1B
$6.1B²
$900M
from
innovation and
share gains
+$1.0B
Revenue
Revenue
Firth Rixson Revenue
Divestiture/Closure

$100M sales contracted in 2017

(~

1st **plate**
Mid 2017

Advancing each generation.

Expanding Multi-Material Portfolio through Smart Investments
1)  Expected to close in 1Q2015
APP = Alcoa Power & Propulsion   CFRP = carbon fiber reinforced polymer
26 [Alcoa logo]
Davenport $190M: Advances Aero/Industrial Offerings
Drives
Al penetration
on
CFRP
platforms;
enables industry’s
largest monolithic wing ribs
Hampton/La Porte $125M: Extends Jet Engine Reach
Firth Rixson: Grows multi-material engine capability
Establishes
Ti casting capabilities
in EU
Expands
Al casting
capacity in EU
TITAL
Ti revenue
expected to
increase
70%
by 2019
Alcoa’s recent multi-material investments to capture growth
TITAL
1
: Expands structural casting offerings
Organic growth extends material range
World’s
first Al-Li fan blade
;
- FAA Certifies P&W
PurePower
®
Engine
for
A320 neo
Largest
Al-Li
ingots
50% larger than
the nearest competitor
)
Lafayette $90M+: Grows Al-Lithium Capability
Drives growth
in aero, transportation,
auto and consumer electronics markets
Metal
Disks
2016
$1.6B revenue
$350M EBITDA
Hampton: Cuts
blade
weight 20%
;
improved
aerodynamics
La Porte: Structural castings
~60% larger
Primarily
Ni-based
Super alloys
~$100M
revenue
APP
$2.2B revenue
in 2016
(December 19, 2014)
Global Leader
in seamless rolled rings
Largest
seamless
Rings
200” in diameter
Rings
Multi-Material
mix: 60%
Ni
, 25%
Ti
, 15%
Steel/Al
Integrated Nickel Supply
of cast stick and billet
Specialized Isothermal
process from
Powder Metal
Rotating
disks
from
Super
alloys and
Ti
alloys
Full Range
forged closed-die aero
Engine Disks

Multiple trends driving consumer benefits from light truck ownership

OEMS need fuel economy…

Sample OEM 2014 MPG performance vs. 2025 Light Truck CAFE target

MPG
2025 Light Truck Target: 43.8 MPG
~15 MPG to target
45
40
35
30
25
20
15
10
5
0
A
B
C
D
E

OEM 2014 Light Truck Fleet Performance

…And consumers benefit

Better Performance

- ✓ Lighter, **less fuel** consumption
- ✓ Additional **payload** / **towing capacity** (e.g., 700 lbs)
- ✓ **Faster** acceleration; improved **braking distance**

More Savings

Δ9 MPG= $916/yr savings

Δ9 MPG @ $3/gal = $916 saved/yr

Δ9 MPG @ $2/gal = $611 saved/yr

Lower gas price = bigger vehicles

Gasoline prices ($) and N.A. Light Truck Market Share (%)

gasoline $/gallon
N.A. light truck market share%
$4
$3
$2
$1
$0
57%
56%
55%
54%
53%
52%
51%
50%
Lower gas prices increase share of light trucks
Jul14
Aug14
Sep14
Oct14
Nov14
Dec14

Advancing each generation.

Lightweighting: OEMs Need It, Consumers Like It Annual Savings = ((15,000 Hwy Miles/Yr ÷ 17 Hwy MPG) – (15,000 Hwy Miles/Yr ÷ 26 Hwy MPG)) x $X/gal 27 [Alcoa logo]

Micromill™ Differentiated Alloy: Win-Win for Customers and Alcoa
28
HSS = High Strength Steel
[Alcoa logo]
World’s most advanced aluminum alloy for Next-Gen automotive products
40%
STRONGER LIGHTER
vs. HSS vs. ingot
based Al
vs. ingot
based Al
vs. HSS
Creating value for the customer Creating additional opportunity for  Alcoa
MORE FORMABLE
Lower weight,
, improved
formability
and
design options
Stronger
for
improved dent resistance
Reduces
complexity
of scrap separation
Lowers
OEM system
cost
from
streamlined alloy
portfolio
Validated
Class A
surface quality
for
external
panels
Micromill™
alloy characteristics and benefits to the customer and Alcoa
2X 30% 30%
Unique
Alloy
Micro
Structure
Completed
successful
customer trials
Qualifying
material for
next-gen
auto
platforms
Anticipate
value-add, premium
margins
Secured strategic
development customer
Enables Alcoa to attack the
$3.5B
total
market
for
steel
automotive applications with
differentiated
metal
Hood Inner

Micromill™ process description and advantages over conventional technology

Taking a 20 day traditional rolling process…

Melt/Cast → WIP → Hot Line → WIP → Anneal → WIP → Cold Mill

20 DAYS

…to 20 minutes with the Micromill™

Melt/Cast → Hot / Cold Mill

20
MINUTES

…and reducing the footprint to ~150 ft

Just one-quarter the size of a conventional mill

- **130+ patents worldwide**
- World's **most productive continuous caster**
- **50% lower energy** use
- **Shifts alloys** at the **press of a button**
- Offers **product widths comparable** to **our** other **automotive mills**

Advancing each generation.

Breakthrough Casting Technology: Fast and Flexible; Small and Powerful 29 WIP = Work In Process [Alcoa logo]

Global alumina cost curve, actions to lower cost position, and API/spot conversion rates

2014 cost position down, 4% pts to go

$/MT
500
450
400
350
300
250
200
150
100
50
0
2014: 25th Percentile
2013: 27th Percentile
2010: 30th Percentile
2016: 21st Percentile
Source: CRU and Alcoa analysis
0 10 20 30 40 50 60 70 80 90 100 110 120 130
Production (MMT)

2014 actions

- ✓ Generated **$243M** in **productivity gains**
- ✓ Increased **low-cost refinery production 200** kmt

Pulling multiple levers to enhance cost position

- Generate **additional productivity** gains
- **Jamalco** interest[1] **sale** in 4Q14; **~780** kmt Alcoa **capacity**
- **Evaluating Suralco** via MOU with Suriname Government
- San Ciprian **NG** solution; **~$20/MT improvement** in 2015

Saudi JV **refinery fully operational**

- Saudi JV Bauxite mine 83% complete
- 1st Alumina from refinery in 4Q14
- Refinery production of **1.1 Mmt in 2015**
- **2%** pt cost curve reduction in 2016

While transforming alumina pricing

Shifting pricing to reflect market fundamentals

API/Spot pricing as a % of third-party shipments
5%
28%
37%
55%
68%
75%
84%
2010
2011
2012
2013
2014
2015E
2016E

Advancing each generation.

Improving Strong Alumina Position: Lower Cost, Continuing Price Shift 30 1) Jamaica bauxite mine and alumina refinery owned 55% by Alcoa Minerals of Jamaica, L.L.C. NG = Natural Gas [Alcoa logo]

Saudi JV smelter fully operational

- **2% pt** cost curve **reduction** in 2016
- Generated **profit** in **4Q14**

Advancing each generation.

Reshaping the Smelting Portfolio: More Competitive, Growing Value-Add
31 [Alcoa logo]
Generate
additional productivity
gains
Sale
of
Mt. Holly complete
in 4Q14;
115
kmt Alcoa
capacity
Executing to improve global competitiveness
2014 actions
Reduced high cost
capacity by 549 kmt
Generated $269M in
productivity gains
Quebec energy
contracts = $38/MT
savings
2014 cost position stable, 5% pts to go
$/MT
Production (MMT)
Growing value-add products to meet end market demand
Value-add products as % of total shipments
Source:  CRU and Alcoa analysis
57%
65%
70%
2010 2014 2016E
e.g.,
Slab
casting
supporting
automotive
growth
Global aluminum cost curve, actions to lower cost position, and value-add cast house product growth
2,500
3,000
1,000
1,500
500
0
65 60 55 50 45
2,000
40 35 30 25 20 15 10 5 0
2010:
51
st
Percentile
2013:
43
rd
Percentile
2014:
43
rd
Percentile
2016:
38
th
Percentile

The Right Actions to Drive Growth, Operational Performance in 2015
32 [Alcoa logo]
2015 annual financial targets
Deliver
Operational
Performance
Capture Productivity Gains of $900M
Invest in Growth;
Manage the Base
Manage Return-Seeking Capital of $750M
Control Sustaining Capital of $725M
Strengthen the
Balance Sheet
Attain 2.25 to 2.75 Debt-to-EBITDA
Generate
$500M+
of Free
Cash Flow

Smart Investments Expand Multi-Material Capabilities

Innovative Differentiation Enhances Value-Add Growth Platform

Disciplined Execution Improves Upstream Competitiveness

Advancing each generation.

Transformation is Creating Compelling Sustainable Value 33 [Alcoa logo]

Kelly Pasterick Vice President, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 34 [Alcoa logo]

Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $190 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  1 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  4 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  4 million
per 0.10 change in NOK / USD
35
+/- $10/MT = +/- $20 million
API/Spot Alumina Annual Net Income Sensitivity
[Alcoa logo]

Revenue Change by Market
36
6%
28%
(3%)
(1%)
(5%)
9%
(11%)
24%
15%
(1%)
10%
43%
6%
19%
3%
(5%)
10%
28%
22%
15%
17%
4%
6%
6%
7%
1%
12%
2%
16%
29%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
4Q14 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
[Alcoa logo]

Special Items
See appendix for Adjusted Income reconciliation.
37
Pre-tax, Before NCI After-tax, After NCI
$ Millions, except per-share amounts
3Q14 4Q14 3Q14 4Q14
Income Statement
Classification
Segment
Income from Continuing Operations $330 $234 $149 $159
Income Per Diluted Share - - $0.12 $0.11
Restructuring-Related ($242) ($388) ($202) ($200)
Restructuring and
Other Charges/COGS
Corporate / All
Tax Items - - - ($53)
Income Taxes Corporate
Acquisition Costs ($20) ($25) ($14) ($22)
SG&A/Interest
Expense
Corporate
Mark-to-Market Energy Contracts ($27) $2 ($14) $2 Other Expenses, Net Corporate
Gain on Asset Sale $15 - $9 - Other Expenses, Net Corporate
Special Items ($274) ($411) ($221) ($273)
Income from Continuing Ops excl Special Items $604 $645 $370 $432
Income per Diluted Share excl Special Items - - $0.31 $0.33
[Alcoa logo]

38
Alcoa Segment Bridges
EPS = Engineered Products and Solutions
GRP = Global Rolled Products
$ Millions
$ Millions
Alumina Year-over-Year Bridge
$ Millions
$ Millions
EPS Sequential Quarter Bridge
3Q14
$103
4Q14
$71
Cost
Increases/
Other
-$32
Energy
-$5
Prod-
uctivity
$12
Price / Mix
$10
Volume
-$2
Currency
-$2
Metal
-$13
GRP Sequential Quarter Bridge
4Q14
$267
Cost
Increases
/ Other
-$28
Raw Mat
$12
Energy
-$8
Prod-
uctivity
$47
Price /
Mix
$159
Volume
$0
FX
$29
LME
$91
4Q13
-$35
Primary Metals Year-over-Year Bridge
4Q14
$178
Cost
Increases
/ Other
-$60
Raw Mat
$17
Energy
-$15
Prod-
uctivity
$45
Price /
Mix
$14
Volume
-$16
FX
$45
LME
$78
4Q13
$70
4Q14
$165
Cost
Increases/
Other
-$20
Price / Mix
-$14
Volume Prod-
uctivity
$7
Currency
-$3
3Q14
-$2
$209
-$12
Firth Rixson
[Alcoa logo]

Composition of Regional Premium Pricing Convention
39
[Alcoa logo]
2015E Shipments Regional Premiums Estimated Pricing Convention
50% Midwest – Platts 15-day lag
35% Rotterdam DDP – Metal Bulletin 45-day lag
10% CIF Japan – Platts Month prior to Quarter start
5% Negotiated Annual

Alcoa smelting closures and curtailments
40
*  In 4Q14 Alcoa sold its ownership stake in the Mt. Holly smelter
Location Year kmt
Baie Comeau 2008 53
Eastalco 2010 195
Badin 2010 60
Warrick 2010 40
Tennessee 2011 215
Rockdale 2011 76
Baie Comeau 2013 105
Fusina 2013 44
Massena East 2013 41
Massena East 2014 84
Point Henry 2014 190
Portovesme 2014 150
Mt. Holly* 2014 115
Total 1,368
Alcoa smelting capacity closures, since Dec 2007
Location kmt
Rockdale 191
Sao Luis 194
Pocos 96
Intalco 49
Wenatchee 41
Aviles 36
Portland 30
La Coruna 28
Total 665
Alcoa smelting capacity curtailments
[Alcoa logo]

Composition of Upstream Production Costs
1 Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average
41 [Alcoa logo]
Fuel Oil
9%
Natural gas
12%
Caustic
9%
Bauxite
27%
Conversion
43%
Input Cost Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil 1 – 2 months Prior month $2m per $1/bbl
Natural gas N/A Spot
1
$13m per $1/GJ
1
Caustic soda 3 - 6 months
Spot & semi-
annual
$8m per
$10/DMT
Refining Cost Structure
Alumina
35%
Carbon
12%
Power
26%
Materials
7%
Conversion
20%
Smelting Cost Structure
Input Cost Inventory flow Pricing convention
Annual ATOI
Sensitivity
Coke 1 - 2 months
Spot, quarterly &
semi-annual
$7m per
$10/MT
Pitch 1 - 2 months
Spot, quarterly &
semi-annual
$2m per
$10/MT

Source: Alcoa estimates, CRU, Harbor, Wood Mackenzie, SMM
2015 growth maintains momentum from 2014
42 [Alcoa logo]
28.0
6.7
6.7
4.3
2.2
2.1
2.2
1.1
1.0
7%
4%
1.5%
1%
10%
1.5%
5%
1%
8%
7%
56.4 mmt
1 Other includes Africa, E. Europe, Latin America ex Brazil, and Oceania
2015E Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
2.1
2015 demand +7%
World ex China +4%

Supply
Demand

Supply
Demand

Advancing each generation.

43
Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs
Alumina in surplus; Aluminum remains essentially balanced
[Alcoa logo]
2015E Aluminum Supply/Demand Balance
’000 mt China Rest of World
2015 Production 26,773 25,996
2015 Production to be added 4,400 716
2015 Capacity (curtailed) or restarted (1,700) 226
Total Supply 29,473 26,938
Demand (28,060) (28,389)
Net Balance 1,413 (1,451)
2015E Alumina Supply/Demand Balance
’000 mt China Rest of World
2015 Production 47,522 55,407
2015 Production to be added 5,030 3,113
2015 Capacity (curtailed) or restarted 1,331 (496)
Imports/(exports) 3,000 (3,000)
Total supply 56,883 55,024
Demand (56,883) (52,101)
Net Balance 0 2,923
Supply/Demand Analysis
2014
Surplus
490
2014
Deficit
(948)
Deficit
(38)
SURPLUS
2,923

Days of Consumption
$ per metric ton
Days of Consumption
108 days
LME Cash Price
$2,180/MT
Days of Consumption
83 days
LME Cash Price
$2,663/MT
Days of Consumption
63 days
LME Cash Price
$1,913/MT
Global Inventories Decline 45 days from the '09 peak
105
98
91
84
77
70
63
56
49
42
35
28
21
14
7
0
$3,000
$2,500
$2,000
$1,500
$1,000
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
China Incl SRB
Producer
Japan Port
LME On Warrant
Cancelled Warrants
Off Exchange
LME 3 Month

Advancing each generation.

Source: Alcoa estimates, IAI, LME, Marubeni, Shanghai Metal Exchange Inventory declines 7 days in 2H, lowest level since Nov 2008 44 [Alcoa logo] Global inventories vs. LME price over time $

$ per metric ton
Regional Premiums over time
$ per metric ton
$600
$500
$400
$300
$200
$100
$0
Region
End of 4Q14
Europe
$490/MT
Japan
$420/MT
Midwest USA
$529/MT
Average
4Q 14 vs. 4Q 13
Europe 95%
Japan 70%
Midwest USA 121%
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Advancing each generation.

Premiums remain at record highs Source: Monthly average of daily prices - Platts Metals Week 45 [Alcoa logo]

Reconciliation of ATOI to Consolidated Net (Loss) Income Attributable to Alcoa
46
(in millions)
4Q13 2013 1Q14 2Q14 3Q14 4Q14 2014
Total segment ATOI $224 $1,217 $325 $418 $619 $681 $2,043
Unallocated amounts (net of tax):
Impact of LIFO 40 52 (7) (8) (18) (21) (54)
Interest expense (73) (294) (78) (69) (81) (80) (308)
Noncontrolling interests (29) (41) 19 9 18 45 91
Corporate expense (72) (284) (67) (70) (74) (83) (294)
Impairment of goodwill (1,731) (1,731) – – – – –
Restructuring and other charges (283) (607) (321) (77) (189) (307) (894)
Other (415) (597) (49) (65) (126) (76) (316)
Consolidated net (loss) income attributable to Alcoa $(2,339) $(2,285) $(178) $138 $149 $159 $268
[Alcoa logo]

Reconciliation of Adjusted Income
47 [Alcoa logo]
(in millions, except per-
share amounts)
Income Diluted EPS
Quarter ended Quarter ended
December 31, September 30, December 31, December 31, September 30, December 31,
2013 2014 2014 2013 2014 2014
Net (loss) income
attributable to Alcoa
$(2,339) $149 $159 $(2.19) $0.12 $0.11
Restructuring and
other charges
302 175 200
Discrete tax items* 364 25 16
Other special items** 1,713 21 57
Net income
attributable to Alcoa
– as adjusted
$40 $370 $432 0.04 0.31 0.33
Net income attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net (loss) income attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
• for the quarter ended December 31, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Spain due to a tax rate change ($16), a benefit for an adjustment to the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change ($3), and a net charge for a number of small items ($3);
• for the quarter ended September 30, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change ($34) and a net benefit for a number of small items ($9); and
• for the quarter ended December 31, 2013, a charge for valuation allowances related to certain Spain and U.S. deferred tax assets ($372) and a net benefit for other miscellaneous items ($8).
** Other special items include the following:
• for the quarter ended December 31, 2014, an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($81), a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($44), costs associated with current and future acquisitions of aerospace businesses ($22), and a net favorable change in certain mark-to-market energy derivative contracts ($2);
• for the quarter ended September 30, 2014, a favorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($33), a write-down of inventory related to the permanent closure of smelters in Italy and Australia ($27), costs associated with a planned acquisition of an aerospace business ($14), a net unfavorable change in certain mark-to-
market energy derivative contracts ($14), a gain on the sale of an equity investment in a China rolling mill ($9), and an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($8); and
• for the quarter ended December 31, 2013, an impairment of goodwill ($1,719), an unfavorable impact related to a temporary shutdown of one of the two smelter potlines at the joint venture in Saudi Arabia due to a period of pot instability ($9), a net favorable change in certain mark-to-market energy derivative contracts ($7), an insurance recovery related to the March 2012 cast house fire at the Massena, NY location ($5), and a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized during the nine months ended September 30, 2013 ($3).

Reconciliation of Adjusted Income, continued
48 [Alcoa logo]
(in millions, except per-
share amounts)
Income Diluted EPS
Year ended Year ended
December 31, December 31, December 31, December 31,
2013 2014 2013 2014
Net (loss) income
attributable to Alcoa
$(2,285) $268 $(2.14) $0.21
Restructuring and
other charges
585 703
Discrete tax items* 360 33
Other special items** 1,697 112
Net income
attributable to Alcoa
– as adjusted $357 $1,116 0.33 0.92
Net income attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net (loss) income attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
• for the year ended December 31, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change ($31), a charge for the remeasurement of certain deferred tax assets of a subsidiary in Spain due to a tax rate change ($16), and a net benefit for a number of other items ($14); and
• for the year ended December 31, 2013, a charge for valuation allowances related to certain Spain and U.S. deferred tax assets ($372), a benefit related to the reinstatement under the American Taxpayer Relief Act of 2012 of two tax provisions that were applied in 2013 to Alcoa’s U.S income tax return for calendar year 2012 ($19), a charge related to prior year taxes in Spain and Australia ($10), and a net benefit for other miscellaneous items ($3).
** Other special items include the following:
• for the year ended December 31, 2014, the write-down of inventory related to the permanent closure of a smelter in Italy, a smelter and two rolling mills in Australia, and a smelter in the United States ($47), costs associated with current and future acquisitions of aerospace businesses ($47), a gain on the sale of both a mining interest in Suriname and an equity investment in a China rolling mill ($20), an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($19), costs associated with preparation for and ratification of a new labor agreement with the United Steelworkers
($11), a net unfavorable change in certain mark-to-market energy derivative contracts ($6), and a loss on the write-down of an asset to fair value ($2); and
• for the year ended December 31, 2013, an impairment of goodwill ($1,719), a net insurance recovery related to the March 2012 cast house fire at the Massena, NY location ($22), a net favorable change in certain mark-to-
market energy derivative contracts ($15), an unfavorable impact related to a temporary shutdown of one of the two smelter potlines at the joint venture in Saudi Arabia due to a period of pot instability ($9), and a write-down of inventory related to the permanent closure of two potlines at a smelter in Canada and a smelter in Italy ($6).

Reconciliation of Alcoa Adjusted EBITDA
49 [Alcoa logo]
($ in millions) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 4Q13 3Q14 4Q14
Net income (loss) attributable to Alcoa $1,310 $1,233 $2,248 $2,564 $(74) $(1,151) $254 $611 $191 $(2,285) $268 $(2,339) $149 $159
Add:
Net income (loss) attributable to noncontrolling
interests
233 259 436 365 221 61 138 194 (29) 41 (91) 29 (18) (45)
Cumulative effect of accounting changes – 2 – – – – – – – – – – – –
Loss (income) from discontinued operations 27 50 (22) 250 303 166 8 3 – – – – – –
Provision (benefit) for income taxes 546 464 853 1,623 342 (574) 148 255 162 428 320 312 199 120
Other (income) expenses, net (266) (478) (236) (1,920) (59) (161) 5 (87) (341) (25) 47 (10) 23 (6)
Interest expense 271 339 384 401 407 470 494 524 490 453 473 112 126 122
Restructuring and other charges (29) 266 507 268 939 237 207 281 172 782 1,168 380 209 388
Impairment of goodwill – – – – – – – – – 1,731 – 1,731 – –
Provision for depreciation, depletion, and
amortization 1,142 1,227 1,252 1,244 1,234 1,311 1,450 1,479 1,460 1,421 1,371 350 347 335
Adjusted EBITDA $3,234 $3,362 $5,422 $4,795 $3,313 $359 $2,704 $3,260 $2,105 $2,546 $3,556 $565 $1,035 $1,073
Sales $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $24,951 $23,700 $23,032 $23,906 $5,585 $6,239 $6,377
Adjusted EBITDA Margin 15.1% 13.9% 18.7% 16.4% 12.3% 1.9% 12.9% 13.1% 8.9% 11.1% 14.9% 10.1% 16.6% 16.8%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Alumina Adjusted EBITDA
50 [Alcoa logo]
($ in millions, except per metric ton amounts)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 4Q13 3Q14 4Q14
After-tax operating income (ATOI) $632 $682 $1,050 $956 $727 $112 $301 $607 $90 $259 $370 $70 $62 $178
Add:
Depreciation , depletion, and amortization 153 172 192 267 268 292 406 444 455 426 387 102 100 90
Equity (income) loss (1) – 2 (1) (7) (8) (10) (25) (5) 4 29 2 7 10
Income taxes 240 246 428 340 277 (22) 60 179 (27) 66 153 21 26 75
Other (46) (8) (6) 2 (26) (92) (5) (44) (8) (6) (28) (1) (2) 2
Adjusted EBITDA $978 $1,092 $1,666 $1,564 $1,239 $282 $752 $1,161 $505 $749 $911 $194 $193 $355
Production (thousand metric tons) (kmt) 14,343 14,598 15,128 15,084 15,256 14,265 15,922 16,486 16,342 16,618 16,606 4,249 4,196 4,161
Adjusted EBITDA / Production
($ per metric ton)
$68 $75 $110 $104 $81 $20 $47 $70 $31 $45 $55 $46 $46 $85
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Primary Metals Adjusted EBITDA
51 [Alcoa logo]
($ in millions, except per metric ton amounts)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 4Q13 3Q14 4Q14
After-tax operating income (ATOI) $808 $822 $1,760 $1,445 $931 $(612) $488 $481 $309 $(20) $594 $(35) $245 $267
Add:
Depreciation , depletion, and amortization 326 368 395 410 503 560 571 556 532 526 494 128 124 117
Equity (income) loss (58) 12 (82) (57) (2) 26 (1) 7 27 51 34 22 – (11)
Income taxes 314 307 726 542 172 (365) 96 92 106 (74) 203 (34) 95 89
Other 20 (96) (13) (27) (32) (176) (7) 2 (422) (8) (6) (6) 1 (2)
Adjusted EBITDA $1,410 $1,413 $2,786 $2,313 $1,572 $(567) $1,147 $1,138 $552 $475 $1,319 $75 $465 $460
Production (thousand metric tons) (kmt) 3,376 3,554 3,552 3,693 4,007 3,564 3,586 3,775 3,742 3,550 3,125 866 760 731
Adjusted EBITDA / Production
($ per metric ton)
$418 $398 $784 $626 $392 $(159) $320 $301 $148 $134 $422 $87 $612 $629
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial
measure.Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Global Rolled Products Adjusted EBITDA
52 [Alcoa logo]
($ in millions, except per metric ton amounts)
2004 2005 2006 2007 2008 2009 2010* 2011* 2012* 2013 2014 4Q13 3Q14 4Q14
After-tax operating income (ATOI) $290 $300 $317 $151 $(41) $(106) $241 $260 $346 $252 $312 $21 $103 $71
Add:
Depreciation , depletion, and amortization 200 220 223 227 216 227 238 237 229 226 235 58 62 57
Equity loss 1 – 2 – – – – 3 6 13 27 4 8 8
Income taxes 97 135 113 77 14 12 103 98 159 108 124 5 42 25
Other 1 1 20 1 6 (2) 1 1 (2) – (1) 1 – –
Adjusted EBITDA $589 $656 $675 $456 $195 $131 $583 $599 $738 $599 $697 $89 $215 $161
Total shipments (thousand metric tons) (kmt) 2,136 2,250 2,376 2,482 2,361 1,888 1,755 1,866 1,943 1,989 2,056 481 526 508
Adjusted EBITDA / Total shipments
($ per metric ton )
$276 $292 $284 $184 $83 $69 $332 $321 $380 $301 $339 $185 $409 $317
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
* The average Adjusted EBITDA per metric ton of these three years equals $344.

Reconciliation of Engineered Products and Solutions Adjusted EBITDA
53 [Alcoa logo]
($ in millions)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* 4Q13 3Q14 4Q14*
After-tax operating income (ATOI) $161 $276 $382 $423 $522 $311 $419 $537 $612 $726 $767 $168 $209 $165
Add:
Depreciation , depletion, and amortization 168 160 152 163 165 177 154 158 158 159 173 40 40 52
Equity loss (income) – – 6 – – (2) (2) (1) – – – – – –
Income taxes 70 120 164 184 215 138 198 258 297 348 374 79 100 81
Other 106 (11) (2) (7) 2 1 – (1) (9) (2) – (2) 2 (2)
Adjusted EBITDA $505 $545 $702 $763 $904 $625 $769 $951 $1,058 $1,231 $1,314 $285 $351 $296
Third -party sales $4,283 $4,773 $5,428 $5,834 $6,199 $4,689 $4,584 $5,345 $5,525 $5,733 $6,006 $1,405 $1,495 $1,566
Adjusted EBITDA Margin 11.8% 11.4% 12.9% 13.1% 14.6% 13.3% 16.8% 17.8% 19.1% 21.5% 21.9% 20.3% 23.5% 18.9%
* In the quarter and year ended December 31, 2014, the Third-party sales and Adjusted EBITDA of Engineered Products and Solutions includes $81 and $(10), respectively, related to the acquisition of an aerospace business, Firth Rixson. Excluding these amounts, EBITDA Margin was 20.6% and 22.3% for the quarter and year ended December 31, 2014, respectively.
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Reconciliation of Free Cash Flow
54 [Alcoa logo]
(in millions)
Quarter ended
March 31,
2012
June 30, September 30, December 31,
2012 2012 2012
March 31,
2013
June 30, September 30,
2013 2013
December 31,
2013
March 31,
2014
June 30,
2014
September 30,
2014
December 31,
2014
Cash from
operations
$(236) $537 $263 $933 $(70) $514 $214 $920 $(551) $518 $249 $1,458
Capital
expenditures (270) (291) (302) (398) (235) (286) (250) (422) (209) (258) (283) (469)
Free cash flow $(506) $246 $(39) $535 $(305) $228 $(36) $498 $(760) $260 $(34) $989
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Reconciliation of Free Cash Flow, continued
55 [Alcoa logo]
(in millions)
Quarter ended
March 31,
2009
June 30, September 30, December 31,
2009 2009 2009
March 31,
2010
June 30, September 30,
2010 2010
December 31,
2010
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
Cash from
operations
$(271) $328 $184 $1,124 $199 $300 $392 $1,370 $(236) $798 $489 $1,142
Capital
expenditures (471) (418) (370) (363) (221) (213) (216) (365) (204) (272) (325) (486)
Free cash flow $(742) $(90) $(186) $761 $(22) $87 $176 $1,005 $(440) $526 $164 $656
Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Days Working Capital
56 [Alcoa logo]
($ in millions)
Quarter ended
31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 31-Mar-14 30-Jun-14 30-Sep-14 31-Dec-14
Receivables from customers, less
allowances   $1,709 $1,650 $1,600 $1,573 $1,704 $1,483 $1,427 $1,383 $1,391 $1,401 $1,526 $1,513
Add: Deferred purchase price receivable* 85 144 104 53 50 223 347 339 238 371 438 395
Receivables from customers, less
allowances , as adjusted 1,794 1,794 1,704 1,626 1,754 1,706 1,774 1,722 1,629 1,772 1,964 1,908
Add: Inventories 3,079 3,097 3,051 2,894 2,961 2,949 2,932 2,783 2,974 3,201 3,194 3,064
Less: Accounts payable, trade 2,660 2,594 2,496 2,587 2,656 2,820 2,746 2,816 2,813 2,880 3,016 3,021
Working Capital** $2,213 $2,297 $2,259 $1,933 $2,059 $1,835 $1,960 $1,689 $1,790 $2,093 $2,142 $1,951
Sales $6,006 $5,963 $5,833 $5,898 $5,833 $5,849 $5,765 $5,585 $5,454 $5,836 $6,239 $6,377
Days Working Capital 34 35 36 30 32 29 31 28 30 33 32 28
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
*The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
** Beginning January 1, 2014, management changed the manner in which Working Capital is measured by moving from an end of quarter Working Capital to an average quarter Working Capital.
This change will now reflect the capital tied up during a given quarter. As such, the components of Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.

Reconciliation of Net Debt
57
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
(in millions)
December 31,
2008 2009 2010 2011 2012 2013 2014
Short-term borrowings $478 $176 $92 $62 $53 $57 $54
Commercial paper 1,535
– –
224
– – –
Long-term debt due within one year 56 669 231 445 465 655 29
Long-term debt, less amount due within
one year 8,509 8,974 8,842 8,640 8,311 7,607 8,769
Total debt 10,578 9,819 9,165 9,371 8,829 8,319 8,852
Less: Cash and cash equivalents 762 1,481 1,543 1,939 1,861 1,437 1,877
Net debt $9,816 $8,338 $7,622 $7,432 $6,968 $6,882 $6,975
[Alcoa logo]

Reconciliation of Net Debt-to-Capital
58 [Alcoa logo]
($ in millions)
December 31, 2013* December 31, 2014
Debt-to-Capital
Cash and Cash
Equivalents
Net Debt-to-Capital Debt-to-Capital
Cash and Cash
Equivalents
Net Debt-to-Capital
Total Debt
Short -term borrowings $57 $54
Long -term debt due within
one year 655 29
Long -term debt, less
amount due within one
year
7,607 8,769
Numerator $8,319 $1,437 $6,882 $8,852 $1,877 $6,975
Total Capital
Total debt $8,319 $8,852
Total equity 13,512 14,813
Denominator $21,831 $1,437 $20,394 $23,665 $1,877 $21,788
Ratio 38.1% 33.7% 37.4% 32.0%
* In the fourth quarter of 2013, Alcoa recorded an impairment of goodwill and valuation allowances related to certain Spain and U.S. deferred tax assets, which represent significant, unusual noncash items that are relevant to this metric. As such, if these items were excluded from the denominator, Debt-to-Capital and Net Debt-to-Capital at December 31, 2013 would be 34.8% and
30.6%, respectively.
Net debt-to-capital is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.

[Alcoa logo]